UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5406

Smith Barney New Jersey Municipals Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  March 31
Date of reporting period: March 31, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

       The Annual Report to Stockholders is filed herewith.

                                 SMITH BARNEY
                                  NEW JERSEY
                             MUNICIPALS FUND INC.

              CLASSIC SERIES  |  ANNUAL REPORT  |  MARCH 31, 2004


[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

                                 WHAT'S INSIDE


Letter from the Chairman...........  1

Manager Overview...................  3

Fund Performance...................  8

Historical Performance.............  9

Schedule of Investments............ 10

Statement of Assets and Liabilities 18

Statement of Operations............ 19

Statements of Changes in Net Assets 20

Notes to Financial Statements...... 21

Financial Highlights............... 29

Independent Auditors' Report....... 32

Additional Information............. 33

Tax Information.................... 36

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,
The U.S. economy's quarterly pace of growth picked up considerably during the year ending March 31, 2004./i/ Stronger-than-expected economic growth exacerbated bond investors' concerns that inflation might pick up and lead to rising interest rates sooner than previously anticipated, which caused bond prices to decline over the summer. However, as the period advanced, many of these concerns were tempered somewhat by tepid employment results and comments from the Fed, which maintained its interest rate targets at four-decade lows. Municipal bonds returned 5.86% over the past year./ii/

U.S. job growth for March significantly exceeded estimates./iii/ On a local level, New Jersey's Office of Legislative Services recently raised its state-budget surplus estimates by a hefty margin. Given that the fund's manager had anticipated that the economies on a national and state level could begin to pick up, the manager maintained a defensive posture in managing the portfolio's exposure to inflation and interest rate risk. Although this strategy detracted from the fund's performance during times when bond prices rose, it diminished the negative impact on the portfolio when bond prices declined.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund
In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its


      1 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

April 8, 2004


      2 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

                               MANAGER OVERVIEW

[PHOTO]

Joseph P. Deane

JOSEPH P. DEANE
Vice President and Investment Officer

Special Shareholder Notice
Effective April 29, 2004, David Fare was appointed as co-portfolio manager of the fund. Mr. Fare is a Vice President and Investment Officer of the fund's adviser, Smith Barney Fund Management LLC. He will join Joe Deane as the fund's co-portfolio manager. Mr. Fare is a Director of Citigroup Global Markets Inc. and a Portfolio Manager of Citigroup Asset Management. Mr. Fare holds a B.A. from St. John's University.

In addition, effective April 29, 2004, Class L shares were renamed Class C shares. The current expenses, management fees, and sales charges have not changed.

Performance Review
For the 12 months ended March 31, 2004, Class A shares of the Smith Barney New Jersey Municipals Fund Inc., excluding sales charges, returned 5.07%. These shares performed worse than the fund's unmanaged benchmark, the Lehman Brothers Municipal Bond Index,/iv/ which returned 5.86% for the same period, and its New Jersey component subindex returned 6.06% for the period./v/ They also underperformed the fund's New Jersey general municipal debt funds category average returned 5.42% for the 12-month period./1/ Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Given our concerns early in the period that U.S. economic growth could pick up and interest rates potentially rise sooner than anticipated, we structured the fund defensively to help mitigate the effects of a possible rise in interest rates. Our strategy entailed focusing on bonds with higher coupons, maintaining a lower average life than in recent years, and maintaining a short position in U.S. Treasury futures./vi/ Although this conservative strategy at times limited the fund's full participation in market rallies, it helped reduce the impact on the fund during times when bond prices declined, particularly early in the summer and after the reporting period ended.

/1/Lipper, Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended March 31, 2004, calculated among the 57 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

      3 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

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                             PERFORMANCE SNAPSHOT
                             AS OF MARCH 31, 2004
                           (excluding sales charges)

                                                        6 Months 12 Months
Class A Shares                                            1.97%    5.07%
Lehman Brothers Municipal Bond Index                      3.12%    5.86%
Lipper New Jersey Municipal Debt Funds Category Average   2.92%    5.42%

   The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

   Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 1.71% and Class L shares returned 1.68% over the six months ended March 31, 2004. Excluding sales charges, Class B shares returned 4.54% and Class L shares returned 4.48% over the 12 months ended March 31, 2004.

   Effective February 2, 2004, initial sales charges on Smith Barney Class L shares were suspended.

   All index performance reflects no deduction for fees, expenses or taxes. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

   Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2004, calculated among the 57 funds for the six-month period and 12-month period, in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

   Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.




2003 Bond Market Review
In order to help boost economic activity, last spring the Fed reduced its target for the federal funds rate,/vii/ which dropped to four-decade lows. The prices of U.S. Treasury bonds plunged through the early summer as stronger-than-expected economic growth data for the second calendar quarter generated concerns that inflation could become more pronounced and interest rates rise, as bond prices move inversely to the direction of interest rate movements. During this tumultuous time, however, municipal bonds collectively held up better than U.S. Treasury bonds, although the broader bond markets stabilized as the summer came to a close.

Stronger-than-anticipated economic growth consensus estimates for the third calendar quarter rekindled concerns about interest rates and inflation. Despite


      4 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

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the 8.2% annual growth in gross domestic product ("GDP")/viii/ over the third quarter of 2003, investors' concerns about the prospects of inflation and rising rates were contained because some of this growth was attributable to one-time factors, such as the tax cuts and the end of major combat operations in Iraq. Furthermore, many investors felt the Fed appeared to be in a holding pattern from adjusting its rate targets.

2004: Investors Question the Fed's Patience
Bond investors spent the first quarter dissecting language from the Fed, which stated in late January that it "believes that it can be patient in removing its policy accommodation."/ix/ However, the fact that the Fed did not include the phrase "considerable period" in this statement as it had before led many investors to question when the Fed's patience would run out.

Estimates of fourth calendar-quarter 2003 GDP annual growth released during the period registered at 4.1%./x/ This rate was below third-quarter 2003 results but exceeded levels early last year. Furthermore, in recent testimony to Congress, Fed Chairman Alan Greenspan revealed that the Fed raised its expectations for economic growth. Despite the momentum behind the U.S. economy, over the first calendar quarter of this year, the Lehman Brothers Municipal Bond Index returned 1.73% amid lackluster employment data.

Although the economy has shown significant signs of improvement since early last year, the job market has remained the weak link to a sustainable recovery. Employment data/iii/ released after the first quarter of 2004 ended showed that the unemployment rose to 5.7% in March, versus 5.6% in February. However, the U.S. economy added 308,000 non-farm payroll jobs in March,/iii/ marking the largest number since April 2000./xi/ This result raised expectations that the strength of the economy may be improving, raising concerns that inflation could pick up and interest rates rise sooner than previously anticipated.

The Economic State of New Jersey
New Jersey's economy is rebounding at a stronger pace than previously thought, based upon published data from the state's Office of Legislative Services ("OLS"). A published estimate from the OLS anticipates the state expects a fiscal 2005 year-end balance (surplus) of $707 million, versus previous estimates of $400 million./xii/ Prior to this recent OLS report, the Standard & Poor's ratings service reportedly said that the state's fiscal 2005 income tax projections appeared attainable in its view, but that the previous forecasts were on the high side of some estimates./xi/ However, Standard & Poor's recently noted that the largest risk is that continued economic uncertainty may result in the state not achieving underlying economic assumptions upon which the budget is built and


      5 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report that the state fails to meet its personal income and sales tax targets; the agency's recent rating on the state's bond obligations was AA with a stable outlook./xiii/

Emphasis on Revenue Bonds
Although the fund held general obligation ("GO") bonds backed by the state of New Jersey during the past year, considering the recent yields on these issues and accounting for their relative credit risk, as of the period's close the fund had no exposure to New Jersey-backed GOs. Rather, the fund did hold a significant quantity of revenue bonds, which are backed by the generally stable revenue streams of specific public works. The portfolio's heaviest revenue bond exposure was in the hospital, transportation and education sectors, which finished among the top five-performing sectors over the period./xiv/ The fund had more exposure to these sectors not because we targeted specific industries. Rather, we felt many of these issues had more appealing yields and offered better relative values on a risk/reward basis when we invested in them.

Why Higher-Coupon Bonds?
In rising-rate environments, the prices of shorter-term fixed-income obligations have typically held up better than those on longer-term bonds. Rather than commit a substantial portion of the fund's assets to low-yielding, short-term instruments, the fund maintained an emphasis on longer-term, premium-priced higher-coupon callable bonds for their favorable income streams. However, it continued to hold a short position in U.S. Treasury bond futures to help hedge the portfolio against interest rate risk. As of the period's close, the fund's average maturity was approximately 15.7 years, while its average life was 7.5 years./xv/

While no one can say for sure where interest rates will head, given the recent economic picture, as of the end of the period we continued to maintain a defensive posture to interest rate risk.

Thank you for your investment in the Smith Barney New Jersey Municipals Fund Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Joseph P. Deane
Joseph P. Deane
Vice President and Investment Officer

April 8, 2004


      6 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of March 31, 2004 and are subject to change. Please refer to pages 10 through 15 for a list and percentage breakdown of the fund's holdings.
RISKS: The fund's investments are subject to interest rate and credit risks. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. Portfolio holdings may include lower-rated securities, which present greater risk of loss of principal and interest than higher-rated securities. This may magnify the fund's losses from events affecting a particular issuer. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.
All index performance reflects no deduction for fees, expenses or taxes. Please note than an investor cannot invest directly in an index.

/i/ Source: Based upon gross domestic product data from the Bureau of Economic
    Analysis (January 30, 2004). Gross domestic product is a market value of goods and services produced by labor and property in a given country.
/ii/Source: Lehman Brothers. Based upon the performance of the Lehman Brothers
    Municipal Bond Index, which is a broad measure of the municipal bond market with maturities of at least one year, over the 12-month period ending March 31, 2004.
/iii/Based upon data released on April 1, 2004 from the U.S. Department of
     Labor.
/iv/The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
/v/ Source: Lehman Brothers. This subindex is a broad measure of the market for
    New Jersey municipal bonds with maturities of at least one year. /vi/Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.
/vii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
/viii/Gross domestic product is a market value of goods and services produced by labor and property in a given country.
/ix/Source: Federal Reserve (January 28, 2004).
/x/ Source: Bureau of Labor Statistics.
/xi/Source: Lehman Brothers.
/xii/Source: Tax and Revenue Outlook prepared by the Office of Legislative
     Services, New Jersey Legislature (March 2004).
/xiii/Source: Standard & Poor's (Public Finance Report Card, April 2004). /xiv/Based upon each respective category of Lehman Brothers revenue bond subindices over the 12 month-period ending March 31, 2004.
/xv/Although the average life measurement takes into account the earliest dates at which callable premium-priced bonds in the fund may be called rather than the final maturity dates on callable issues, there are no assurances that callable bonds will be called/redeemed on their call dates prior to maturity.

      7 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

                            Witout Sales Charges/(1)/
                            ----------------------
                            Class A   Class B Class L
-----------------------------------------------------
Twelve Months Ended 3/31/04  5.07%     4.54%   4.48%
---------------------------------------------------
Five Years Ended 3/31/04     4.38      3.84    3.79
---------------------------------------------------
Ten Years Ended 3/31/04      5.72      5.17     N/A
---------------------------------------------------
Inception* through 3/31/04   6.99      5.22    5.76
---------------------------------------------------

                            With Sales Charges/(2)/
                            ----------------------
                            Class A   Class B Class L
-----------------------------------------------------
Twelve Months Ended 3/31/04  0.84%     0.04%   3.48%
---------------------------------------------------
Five Years Ended 3/31/04     3.54      3.68    3.79
---------------------------------------------------
Ten Years Ended 3/31/04      5.30      5.17     N/A
---------------------------------------------------
Inception* through 3/31/04   6.71      5.22    5.76
---------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (3/31/94 through 3/31/04)              74.48%
        --------------------------------------------------------------
        Class B (3/31/94 through 3/31/04)              65.58
        --------------------------------------------------------------
        Class L (Inception* through 3/31/04)           68.26
        --------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class L shares is no longer imposed effective February 2, 2004.
 + All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 * Inception dates for Class A, B and L shares are April 22, 1988, November 6, 1992 and December 13, 1994, respectively.

      8 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)

              Value of $10,000 Invested in Class A Shares of the
                 Smith Barney New Jersey Municipals Fund Inc.
                 vs. Lehman Brothers Municipal Bond Index and
                Lipper New Jersey Municipal Debt Funds Average+
--------------------------------------------------------------------------------
                           March 1994 -- March 2004

                                     [CHART]

            Smith Barney                              Lipper
             New Jersey             Lehman          New Jersey
             Municipals            Brothers          Municipal
             Fund Inc.--           Municipal        Debt Funds
           Class A Shares         Bond Index          Average
           --------------         ----------        ----------
3/94          $ 9,602               $10,000           $10,000
3/95           10,214                10,744            10,600
3/96           11,007                11,645            11,347
3/97           11,639                12,278            11,913
3/98           12,826                13,594            13,085
3/99           13,521                14,437            13,778
3/00           12,942                14,424            13,438
3/01           14,226                16,000            14,817
3/02           14,924                16,610            15,250
3/03           15,945                18,251            16,427
3/04           16,754                19,321            17,317


+Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1994, assuming the deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2004. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New Jersey Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (57 funds as of March 31, 2004). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      9 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 SCHEDULE OF INVESTMENTS                                          MARCH 31, 2004

   FACE
  AMOUNT   RATING(a)                          SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Education -- 11.3%
                     New Jersey EDA Revenue:
$  200,000 A-1+        Lawreceville School Project, 1.020% due 7/1/31 (b)         $    200,000
   435,000 Aa2*        Princeton Montessori Society, Series S, LOC-Banque
                        National de Paris, 6.500% due 6/1/12                           436,766
 9,470,000 AA-         School Facilities Construction, Series F,
                        5.000% due 6/15/26 (c)                                       9,902,590
                     New Jersey State Educational Facilities Financing Authority
                       Revenue:
   865,000 NR           Caldwell College, Series A, 7.250% due 7/1/25                  898,908
 2,600,000 NR           Fairleigh Dickinson University, Series C,
                         6.625% due 7/1/23                                           2,693,054
   550,000 Baa1*        Monmouth University, Series D, 5.125% due 7/1/24               560,093
   600,000 A-1+         Princeton University, Series B, 1.100% due 7/1/21 (b)          600,000
                        Ramapo College, Series D, AMBAC-Insured:
   750,000 AAA           5.000% due 7/1/21                                             788,985
 1,000,000 AAA           5.000% due 7/1/31                                           1,036,160
                        Rowan University, FGIC-Insured:
 2,610,000 AAA           Series C, 5.000% due 7/1/21                                 2,761,432
 1,000,000 AAA           Series K, 5.000% due 7/1/33                                 1,039,620
 1,250,000 AAA          Seton Hall University Project, Series F, AMBAC-Insured,
                         5.000% due 7/1/21                                           1,304,875
 1,000,000 BB+          St. Peter's College, Series B, 5.375% due 7/1/18               975,160
 1,485,000 AAA       New Jersey State Higher Education Assistance Authority,
                       Student Loan Revenue, NJ Class Loan Program,
                       Series A, MBIA-Insured, 5.800% due 6/1/16 (d)                 1,570,967
                     Rutgers State University Revenue:
   600,000 AA          Refunding, Series A, 6.400% due 5/1/13                          718,644
 1,905,000 AA          Series U, 5.000% due 5/1/21                                   1,995,011
---------------------------------------------------------------------------------------------
                                                                                    27,482,265
---------------------------------------------------------------------------------------------
General Obligation -- 7.1%
 2,040,000 AAA       Atlantic City GO, FSA-Insured, 5.000% due 12/15/15              2,205,934
                     Branchburg Township Board of Education GO, FGIC-Insured:
 1,015,000 AAA         5.000% due 7/15/24                                            1,058,290
 1,000,000 AAA         5.000% due 7/15/30                                            1,038,220
                     Freehold Township Board of Education GO, MBIA-Insured:
 1,375,000 AAA         5.000% due 7/15/23                                            1,445,262
 1,205,000 AAA         5.000% due 7/15/24                                            1,262,298
   750,000 AAA       Hazlet Township School District GO, FSA-Insured,
                       5.000% due 2/1/30                                               777,120
   200,000 AAA       Hudson County GO, FGIC-Insured, 6.550% due 7/1/10                 243,416
   500,000 AAA       Jersey City GO, Series 1991B, FSA-Insured,
                       8.400% due 5/15/06                                              571,980
   650,000 AAA       Lakewood Township School District GO, Series 92,
                      AMBAC-Insured, 6.250% due 2/15/11                                782,327

                      See Notes to Financial Statements.

     10 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2004

   FACE
  AMOUNT   RATING(a)                            SECURITY                                  VALUE
---------------------------------------------------------------------------------------------------
General Obligation -- 7.1% (continued)
$2,500,000 AAA       Middletown Township Board of Education GO, FSA-Insured,
                       5.000% due 8/1/27                                              $   2,588,825
                     Morris Township GO:
   550,000 Aa1*        6.550% due 7/1/09                                                    661,111
   550,000 Aa1*        6.550% due 7/1/10                                                    669,042
   500,000 Aa1*        6.550% due 7/1/11                                                    615,684
 1,500,000 AAA       North Bergen Township GO, FSA-Insured,
                       8.000% due 8/15/07                                                 1,797,045
                     West Windsor/Plainsboro GO, Regional School District:
   180,000 AA          6.750% due 4/1/06                                                    198,299
   490,000 AA          6.750% due 4/1/07                                                    560,119
   435,000 AA          6.800% due 4/1/08                                                    513,022
   170,000 AA          6.800% due 4/1/09                                                    205,595
--------------------------------------------------------------------------------------------------
                                                                                         17,193,589
--------------------------------------------------------------------------------------------------
Hospital -- 17.0%
                     Camden County Improvement Authority Revenue:
 3,775,000 Ba2*        Health Care Redevelopment Project, Cooper Health,
                        5.875% due 2/15/15 (c)                                            3,696,216
 1,000,000 AAA         Health Systems, Catholic Health East, Series B,
                        AMBAC-Insured, 5.000% due 11/15/18                                1,058,040
 2,500,000 AAA         New Jersey EDA, Nursing Home Revenue, RWJ Health Care
                        Corp., FSA-Insured, 6.500% due 7/1/24                             2,579,975
                     New Jersey Health Care Facilities Financing Authority Revenue:
   200,000 AAA         Burdett Tomlin Memorial Hospital, Series D, FGIC-Insured,
                        6.500% due 7/1/12                                                   200,774
 1,000,000 B2*         Columbus Hospital, Series A, 7.500% due 7/1/21                       916,820
 2,300,000 Baa2*       Deborah Heart & Lung Center, 6.300% due 7/1/23                     2,351,911
   675,000 B           East Orange General Hospital, Series B, 7.750% due 7/1/20            649,505
                       Pascack Valley Hospital Association:
 2,000,000 BB+          5.125% due 7/1/18                                                 1,817,780
 5,000,000 BB+          5.125% due 7/1/28 (c)                                             4,335,550
 3,700,000 NR          Raritan Bay Medical Center, 7.250% due 7/1/27 (c)                  3,793,240
                       Robert Wood Johnson University Hospital:
 8,000,000 A+           5.700% due 7/1/20 (c)                                             8,574,960
 3,000,000 A+           5.750% due 7/1/31 (c)                                             3,196,740
 2,000,000 Baa1*       Southern Ocean County Hospital, Series A,
                        6.250% due 7/1/23                                                 2,044,900
 2,000,000 BBB-        St. Elizabeth's Hospital, 6.000% due 7/1/14                        2,059,440
 2,120,000 BBB         St. Mary Hospital, (Escrowed to maturity with state and local
                        government securities), 5.875% due 7/1/12                         2,397,317
 1,500,000 AAA       University of Medicine & Dentistry, Series A, MBIA-Insured,
                      5.000% due 9/1/22                                                   1,588,305
--------------------------------------------------------------------------------------------------
                                                                                         41,261,473
--------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

     11 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2004

   FACE
  AMOUNT   RATING(a)                            SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 1.1%
$1,000,000 AAA       New Jersey State Housing & Mortgage Finance Agency, Home
                      Buyer, Series Z, MBIA-Insured, 5.700% due 10/1/17             $   1,029,270
 1,500,000 AAA       Newark Housing Financing Corp., Mortgage Revenue
                      Refunding, Manor Apartments, Series A, FHA-Insured,
                      7.500% due 2/15/24                                                1,559,700
-------------------------------------------------------------------------------------------------
                                                                                        2,588,970
-------------------------------------------------------------------------------------------------
Housing: Single-Family -- 0.1%
   290,000 AAA       Virgin Islands HFA, Single-Family Mortgage Revenue, Series A,
                      GNMA-Collateralized, 6.500% due 3/1/25 (d)                          298,448
-------------------------------------------------------------------------------------------------
Industrial Development -- 6.4%
 1,000,000 AAA       New Jersey EDA, Natural Gas Facilities Revenue, NUI Corp.,
                      Series A, AMBAC-Insured, 6.350% due 10/1/22                       1,045,270
 1,500,000 BBB+      New Jersey EDA, Terminal Revenue, GATX Terminal Corp.,
                      Series 1994, 7.300% due 9/1/19                                    1,537,200
                     New Jersey EDA Revenue:
                       Cadbury Corp. Project, Series A, ACA-Insured:
   750,000 A            5.500% due 7/1/18                                                 796,410
 1,250,000 A            5.500% due 7/1/28                                               1,304,125
                       First Mortgage, Fellowship Village, Series A:
 2,000,000 BBB-         5.500% due 1/1/18                                               2,004,680
 2,500,000 BBB-         5.500% due 1/1/25                                               2,484,475
                       Harrogate Inc., Series A:
 2,000,000 BBB          5.750% due 12/1/16                                              2,066,980
 1,500,000 BBB          5.875% due 12/1/26                                              1,516,020
 3,250,000 NR          Sr. Mortgage, Arbor Glen, Series A, 6.000% due 5/15/28           2,954,315
-------------------------------------------------------------------------------------------------
                                                                                       15,709,475
-------------------------------------------------------------------------------------------------
Life Care -- 5.1%
                     New Jersey EDA, EDR:
   450,000 Aaa*        Eagle Rock Convalescent, Inc., GNMA-Collateralized,
                        7.375% due 12/20/06                                               451,994
 5,250,000 BB+         Refunding, United Methodist Homes, 5.125% due 7/1/25 (c)         4,655,963
                     New Jersey EDA Revenue:
                       Department of Human Services:
   500,000 A            5.000% due 7/1/22                                                 518,760
   450,000 A            5.200% due 7/1/32                                                 465,813
                       First Mortgage, Keswick Pines:
 2,885,000 NR           5.700% due 1/1/18                                               2,884,712
 2,800,000 NR           5.750% due 1/1/24                                               2,757,524
   655,000 AAA       New Jersey Health Care Facilities Financing Authority Revenue,
                      Spectrum for Living, Series B, FHA-Insured,
                      6.500% due 2/1/22                                                   664,956
-------------------------------------------------------------------------------------------------
                                                                                       12,399,722
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

     12 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2004

   FACE
  AMOUNT    RATING(a)                          SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
Miscellaneous -- 16.7%
$   615,000 A         Atlantic City COP, Series 1991, 8.875% due 1/15/13          $     842,729
  2,500,000 AAA       Atlantic County COP, Public Facilities Lease Agreements,
                       FGIC-Insured, 7.400% due 3/1/09                                3,067,350
  5,000,000 AAA       Casino Reinvestment Development Authority, Parking Fee
                       Revenue, Series A, FSA-Insured, 5.250% due 10/1/16 (c)         5,498,850
  3,120,000 AAA       Essex County Improvement Authority Revenue, MBIA/FHA-
                       Insured, 5.900% due 1/1/25 (e)                                 3,147,737
    230,000 A+        Hudson County Improvement Authority, (Essential Purpose
                       Pooled Governmental Loan Project), Series 1986,
                       Remarketed 11/1/90, 7.600% due 8/1/25                            230,921
                      Lafayette Yard, Community Development, (Hotel and
                       Conference Center Project), MBIA-Insured, (Pre-Refunded --
                       Escrowed with state and local government securities to
                       4/1/10 Call @ 101):
    500,000 Aaa*         5.625% due 4/1/21                                              585,540
  2,100,000 Aaa*         5.800% due 4/1/35                                            2,479,469
  1,500,000 AAA       Middlesex County COP, MBIA-Insured, 5.000% due 2/15/19          1,570,920
  1,525,000 AAA       Monmouth County Improvement Authority Revenue,
                       Governmental Loan, AMBAC-Insured, 5.750% due 12/1/19           1,762,229
  1,000,000 Aaa*      Morristown Parking Authority, Guaranteed Revenue,
                       FSA-Insured, 5.150% due 8/1/25                                 1,054,089
  1,000,000 AAA       New Jersey Building Authority, State Building Revenue,
                       MBIA-Insured, 5.000% due 6/15/18                               1,055,630
                      New Jersey EDA:
                        Municipal Loan Pool, FSA-Insured:
    765,000 Aaa*         5.125% due 11/15/14                                            837,300
  1,200,000 Aaa*         5.400% due 11/15/20                                          1,307,604
    695,000 NR          Waste Paper Recycling Revenue, (Marcal Paper Mills Inc.
                         Project), 8.500% due 2/1/10 (d)                                624,770
  3,000,000 AAA       New Jersey Sports & Exposition Authority, Monmouth Park,
                       Series A, (Call 1/1/05 @ 102), 8.000% due 1/1/25 (c)(e)(f)     3,212,040
  2,300,000 A         South Jersey Port Corp. Revenue, 5.000% due 1/1/20              2,373,784
                      Tobacco Settlement Financing Corp.:
 10,000,000 BBB         5.000% due 6/1/15 (c)                                         9,141,100
  2,000,000 BBB         5.750% due 6/1/32                                             1,860,620
-----------------------------------------------------------------------------------------------
                                                                                     40,652,682
-----------------------------------------------------------------------------------------------
Pollution Control -- 1.3%
  1,000,000 NR        Middlesex County Pollution Control Authority, Financing
                       Revenue, Amerada Hess Corp., 7.875% due 6/1/22                 1,028,950
  2,000,000 Aaa*      North Hudson Sewer Authority Revenue, FGIC-Insured,
                       5.250% due 8/1/19                                              2,196,160
-----------------------------------------------------------------------------------------------
                                                                                      3,225,110
-----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

     13 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2004

   FACE
  AMOUNT   RATING(a)                              SECURITY                                   VALUE
------------------------------------------------------------------------------------------------------
Solid Waste -- 1.9%
$1,950,000 B1*       Atlantic County Utilities Authority, Solid Waste Revenue,
                      7.125% due 3/1/16                                                  $   1,854,684
 2,500,000 Aa2*      Mercer County Improvement Authority, County Guaranteed,
                      Solid Waste Revenue, 5.750% due 9/15/16                                2,820,400
-----------------------------------------------------------------------------------------------------
                                                                                             4,675,084
-----------------------------------------------------------------------------------------------------
Transportation -- 22.5%
 2,000,000 AAA       Delaware River & Bay Authority, Development Revenue,
                      Series A, AMBAC-Insured, 5.750% due 1/1/29                             2,274,120
                     Delaware River & Joint Toll Bridge Commission, Pennsylvania
                      Bridge Revenue:
 2,845,000 A2*          5.000% due 7/1/22                                                    2,953,537
 2,000,000 A2*          5.000% due 7/1/23                                                    2,065,600
   800,000 Baa2*     Essex County Improvement Authority, Airport Project Revenue,
                      County Guaranteed, 6.800% due 11/1/21 (d)                                803,328
                     New Jersey EDA:
 1,000,000 CCC         EDR, (American Airlines Inc. Project),
                        7.100% due 11/1/31 (d)                                                 734,520
 4,000,000 B           Special Facilities Revenue, (Continental Airlines Inc. Project),
                        7.000% due 11/15/30 (c)(d)                                           3,479,280
 6,000,000 AAA         Transportation Project, Sublease, Series A, FSA-Insured,
                        (Pre-Refunded -- Escrowed with state and local
                        government securities to 5/1/09 Call @ 101),
                        5.250% due 5/1/17 (c)                                                6,827,340
 3,000,000 AAA       New Jersey State Highway Authority, Garden State Parkway,
                      General Revenue, Series Parkway, (Call 1/1/10 @ 101),
                       5.625% due 1/1/30 (c)(f)                                              3,494,430
                     New Jersey State Transportation Trust Fund Authority,
                       Transportation System:
 6,030,000 AA-          Series A, (Call 6/15/09 @ 100), 5.000% due 6/15/17 (c)(f)            6,775,489
 2,500,000 AAA          Series B, MBIA-Insured, 5.000% due 12/15/21 (c)                      2,620,125
                     New Jersey State Turnpike Authority Revenue, Series C,
                      IBC/MBIA-Insured:
   220,000 AAA          6.500% due 1/1/16                                                      273,583
   780,000 AAA          6.500% due 1/1/16 (g)                                                  966,459
                     Port Authority of New York & New Jersey:
                       Revenue:
 2,000,000 AAA          96th Series, FGIC-Insured, 6.600% due 10/1/23 (d)                    2,070,260
 5,000,000 AA-          132nd Series, 5.000% due 9/1/26 (c)                                  5,225,450
                       Special Obligation Revenue:
 3,350,000 A-1+         3rd Installment, 1.110% due 6/1/20 (b)                               3,350,000
                        5th Installment:
 3,500,000 NR            6.750% due 10/1/19 (c)(d)                                           3,613,015
   500,000 A-1+          1.110% due 8/1/24 (b)                                                 500,000
 6,385,000 AAA       South Jersey Transportation Authority, Transportation System
                       Revenue, AMBAC-Insured, 5.125% due 11/1/22 (c)                        6,758,778
-----------------------------------------------------------------------------------------------------
                                                                                            54,785,314
-----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

     14 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2004

   FACE
  AMOUNT   RATING(a)                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Utilities -- 5.9%
$1,000,000 AAA       Camden County Municipal Utilities Authority, Sewer Revenue,
                      FGIC-Insured, 5.250% due 7/15/17                              $  1,083,760
 1,000,000 AAA       Deptford Township Municipal Utilities Authority Revenue,
                      AMBAC-Insured, 5.500% due 2/1/23                                 1,102,260
 2,500,000 AAA       Hamilton Township, Atlantic County Municipal Utilities
                      Authority, FGIC-Insured, 5.000% due 8/15/17                      2,660,800
 1,385,000 AAA       Kearny Municipal Utilities Authority Revenue, FGIC-Insured,
                      7.300% due 11/15/18                                              1,806,456
 2,725,000 AAA       Middlesex County Improvement Authority, Utilities System
                      Revenue, (Perth Amboy Franchise Project), Series A,
                      AMBAC-Insured, 5.000% due 9/1/29                                 2,824,517
 1,000,000 AAA       Middlesex County Utilities Authority, Sewer Revenue, Series A,
                      MBIA-Insured, 6.250% due 8/15/10                                 1,154,149
 1,000,000 AAA       New Jersey EDA, Natural Gas Facilities Revenue, (NJ Natural
                      Gas Co. Project), Series A, AMBAC-Insured,
                      6.250% due 8/1/24                                                1,040,550
 2,500,000 Baa1*     Salem County, Pollution Control Financing Authority, PCR,
                      (PSEG Power Project), Series A, 5.750% due 4/1/31 (d)            2,601,325
------------------------------------------------------------------------------------------------
                                                                                      14,273,817
------------------------------------------------------------------------------------------------
Water and Sewer -- 3.6%
                     New Jersey EDA, Water Facilities Revenue:
 2,000,000 AAA         American Water Co. Inc. Project, Series B, FGIC-Insured,
                        5.375% due 5/1/32 (d)                                          2,095,260
 3,350,000 A-1+        United Water New Jersey Inc., AMBAC-Insured,
                        1.100% due 11/1/26 (b)                                         3,350,000
 3,000,000 Aaa*      North Hudson Sewer Authority Revenue, Series A,
                      FGIC-Insured, 5.250% due 8/1/18 (c)                              3,316,740
------------------------------------------------------------------------------------------------
                                                                                       8,762,000
------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100.0%
                     (Cost -- $231,748,548**)                                       $243,307,949
------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(c) All or a portion of this security is segregated for open futures contracts and/or extended settlements.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(e) All or a portion of this security is held as collateral for open futures contracts.
(f) Pre-Refunded bonds are escrowed by U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(g) Bonds are escrowed to maturity with U.S government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
** Aggregate cost for Federal income tax purposes is $231,788,082.

  See pages 16 and 17 for definitions of ratings and certain abbreviations.

                      See Notes to Financial Statements.

     15 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA       -- Bonds rated "AAA" have the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA        -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A         -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B and -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
CCC predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest pay- ments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear some- what larger than in Aaa securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be consid- ered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations,
       i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out- standing investment characteristics and in fact have speculative characteristics as well.
Ba  -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     16 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

Fitch Ratings ("Fitch") -- Ratings from "BBB" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.
AAA    -- Bonds rated "AAA" by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
BBB    -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
BB     -- Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR     -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

 SHORT-TERM SECURITY RATINGS (UNAUDITED)


SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety charac- teristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess over- whelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 ABBREVIATIONS* (UNAUDITED)

ACA    --ACA Financial Guaranty Corp.
AIG    --American International Guaranty
AMBAC  --Ambac Assurance Corporation
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance Company
COP    --Certificate of Participation
EDA    --Economic Development Authority
EDR    --Economic Development Revenue
FLAIRS --Floating Adjustable Interest Rate Securities
FGIC   --Financial Guaranty Insurance Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage Corporation
FNMA   --Federal National Mortgage Association
FSA    --Financing Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage Association
GO     --General Obligation Bonds
HFA    --Housing Finance Authority
IBC    --Insured Bond Certificates
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors Assurance Corporation
MFH    --Multi-Family Housing
MVRICS --Municipal Variable Rate Inverse Coupon Security
PCR    --Pollution Control Revenue
RIBS   --Residual Interest Bonds
VA     --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday Demand
--------
*Abbreviations may or may not appear in the schedule of investments.

     17 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                              MARCH 31, 2004

ASSETS:
  Investments, at value (Cost -- $231,748,548)                                      $243,307,949
  Cash                                                                                    67,758
  Interest receivable                                                                  3,610,761
  Receivable for securities sold                                                       1,276,775
  Receivable for Fund shares sold                                                        176,233
  Prepaid assets                                                                             440
------------------------------------------------------------------------------------------------
  Total Assets                                                                       248,439,916
------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable to broker -- variation margin                                                  550,000
  Payable for Fund shares reacquired                                                      86,954
  Investment advisory fee payable                                                         59,842
  Administration fee payable                                                              45,420
  Distribution plan fees payable                                                          24,125
  Accrued expenses                                                                        86,435
------------------------------------------------------------------------------------------------
  Total Liabilities                                                                      852,776
------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $247,587,140
------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                                       $     19,567
  Capital paid in excess of par value                                                248,005,336
  Undistributed net investment income                                                    116,327
  Accumulated net realized loss from investment transactions and futures contracts   (10,734,194)
  Net unrealized appreciation of investments and futures contracts                    10,180,104
------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $247,587,140
------------------------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                                             14,898,171
  Class B                                                                              2,993,514
  Class L                                                                              1,675,211
Net Asset Value:
  Class A (and redemption price)                                                          $12.65
  Class B *                                                                               $12.66
  Class L *                                                                               $12.66
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)                       $13.18
------------------------------------------------------------------------------------------------

*Redemption price is NAV of Class B and L shares reduced by a 4.50% and 1.00%
 CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 4).

                      See Notes to Financial Statements.

     18 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 STATEMENT OF OPERATIONS                       FOR THE YEAR ENDED MARCH 31, 2004


INVESTMENT INCOME:
  Interest                                                                    $13,264,998
-----------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 4)                                                733,640
  Distribution plan fees (Note 7)                                                 690,477
  Administration fee (Note 4)                                                     489,093
  Transfer agency services (Note 7)                                                67,079
  Audit and legal                                                                  64,597
  Shareholder communications (Note 7)                                              47,929
  Custody                                                                          40,081
  Registration fees                                                                15,000
  Directors' fees                                                                  11,600
  Other                                                                             5,695
-----------------------------------------------------------------------------------------
  Total Expenses                                                                2,165,191
-----------------------------------------------------------------------------------------
Net Investment Income                                                          11,099,807
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 5 AND 6):
 Realized Gain (Loss) From:
   Investment transactions                                                        542,533
   Futures contracts                                                           (1,241,897)
-----------------------------------------------------------------------------------------
  Net Realized Loss                                                              (699,364)
-----------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation of Investments and Futures Contracts:
   Beginning of year                                                            8,897,771
   End of year                                                                 10,180,104
-----------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                       1,282,333
-----------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                     582,969
-----------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                        $11,682,776
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

     19 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS               FOR THE YEARS ENDED MARCH 31,

                                                                      2004          2003
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $ 11,099,807  $ 11,340,749
  Net realized loss                                                   (699,364)   (4,759,868)
  Increase in net unrealized appreciation                            1,282,333     8,815,099
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                            11,682,776    15,395,980
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTES 3 AND 8):
  Net investment income                                            (11,072,252)  (11,375,457)
  In excess of net investment income                                  (126,541)     (140,653)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                   (11,198,793)  (11,516,110)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                                  34,195,811    36,581,578
  Net asset value of shares issued for reinvestment of dividends     6,292,645     6,436,161
  Cost of shares reacquired                                        (37,056,368)  (32,174,159)
--------------------------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                                           3,432,088    10,843,580
--------------------------------------------------------------------------------------------
Increase in Net Assets                                               3,916,071    14,723,450
NET ASSETS:
  Beginning of year                                                243,671,069   228,947,619
--------------------------------------------------------------------------------------------
  End of year*                                                    $247,587,140  $243,671,069
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    $116,327       $88,955
--------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

     20 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Smith Barney New Jersey Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with generally accepted accounting principles ("GAAP"): (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2004, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $126,541 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; ( j ) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     21 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting New Jersey.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

It is the Fund's policy to distribute dividends monthly. Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets up to $500 million and 0.18% of the Fund's average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended March 31, 2004, the Fund paid transfer agent fees of $57,926 to CTB.

Citigroup Global Markets Inc. ("CGM"), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

     22 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2004, CGM received sales charges of approximately $264,000 and $15,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended March 31, 2004, CDSCs paid to CGM were approximately:

                               Class A Class B Class L
                         -----------------------------
                         CDSCs $5,000  $54,000 $3,000
                         -----------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

5. Investments

During the year ended March 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

---------------------
Purchases $15,446,595
---------------------
Sales      22,492,614
---------------------

At March 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

------------------------------------------
Gross unrealized appreciation $14,697,870
Gross unrealized depreciation  (3,178,003)
------------------------------------------
Net unrealized appreciation   $11,519,867
------------------------------------------

     23 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

6. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At March 31, 2004, the Fund had the following open futures contracts:

                    Number of               Basis      Market     Unrealized
                    Contracts Expiration    Value      Value         Loss
-----------------------------------------------------------------------------
Contracts to Sell:
U.S. Treasury Bonds    800       6/04    $89,870,703 $91,250,000 $(1,379,297)
-----------------------------------------------------------------------------

7. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                            Class A  Class B  Class L
          ------------------------------------------------------------
          Rule 12b-1 Distribution Plan Fees $272,859 $271,265 $146,353
          ------------------------------------------------------------

     24 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

For the year ended March 31, 2004, total Transfer Agency Service expenses were as follows:

                                             Class A Class B Class L
            --------------------------------------------------------
            Transfer Agency Service Expenses $41,952 $18,482 $6,645
            --------------------------------------------------------

For the year ended March 31, 2004, total Shareholder Communication expenses were as follows:

                                              Class A Class B Class L
           ----------------------------------------------------------
           Shareholder Communication Expenses $30,844 $12,504 $4,581
           ----------------------------------------------------------

8. Distributions Paid to Shareholders by Class

                                             Year Ended     Year Ended
                                           March 31, 2004 March 31, 2003
        ----------------------------------------------------------------
        Class A
        Net investment income                $8,487,557     $8,553,482
        In excess of net investment income       94,127        102,605
        ----------------------------------------------------------------
        Total                                $8,581,684     $8,656,087
        ----------------------------------------------------------------
        Class B
        Net investment income                $1,727,572     $1,963,059
        In excess of net investment income       21,595         26,402
        ----------------------------------------------------------------
        Total                                $1,749,167     $1,989,461
        ----------------------------------------------------------------
        Class L
        Net investment income                $  857,123     $  858,916
        In excess of net investment income       10,819         11,646
        ----------------------------------------------------------------
        Total                                $  867,942     $  870,562
        ----------------------------------------------------------------

9. Capital Shares

At March 31, 2004, the Fund had 100 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     25 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

Transactions in shares of each class were as follows:

                                     Year Ended                Year Ended
                                   March 31, 2004            March 31, 2003
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                    2,129,437  $ 27,135,460   1,772,186  $ 22,490,798
Shares issued on reinvestment    381,820     4,853,224     379,519     4,806,493
Shares reacquired             (1,723,464)  (21,914,449) (1,555,708)  (19,714,878)
---------------------------------------------------------------------------------
Net Increase                     787,793  $ 10,074,235     595,997  $  7,582,413
---------------------------------------------------------------------------------
Class B
Shares sold                      305,970  $  3,883,822     688,973  $  8,755,918
Shares issued on reinvestment     72,636       923,292      84,622     1,072,493
Shares reacquired               (930,612)  (11,844,796)   (738,328)   (9,363,509)
---------------------------------------------------------------------------------
Net Increase (Decrease)         (552,006) $ (7,037,682)     35,267  $    464,902
---------------------------------------------------------------------------------
Class L
Shares sold                      248,943  $  3,176,529     419,298  $  5,334,862
Shares issued on reinvestment     40,593       516,129      43,974       557,175
Shares reacquired               (258,591)   (3,297,123)   (243,418)   (3,095,772)
---------------------------------------------------------------------------------
Net Increase                      30,945  $    395,535     219,854  $  2,796,265
---------------------------------------------------------------------------------

10.Capital Loss Carryforward

At March 31, 2004, the Fund had, for Federal income tax purposes, approximately $5,413,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on March 31 of the year indicated:

                                  2008      2009      2010     2012
           ----------------------------------------------------------
           Carryforward Amounts $898,000 $3,182,000 $621,000 $712,000
           ----------------------------------------------------------

In addition, the Fund had $6,541,326 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

     26 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

11.Income Tax Information and Distributions to Shareholders

At March 31, 2004, the tax basis components of distributable earnings were:

                    ---------------------------------------
                    Accumulated capital losses $(5,413,425)
                    ---------------------------------------
                    Unrealized appreciation     11,519,867
                    ---------------------------------------

At March 31, 2004, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale loss deferrals, mark to market of derivative contracts and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the years ended March 31, 2004 and 2003 was:

                                            2004        2003
                ------------------------------------------------
                Tax-exempt income        $11,072,025 $11,360,699
                Ordinary income                  227      14,758
                Taxable overdistribution     126,541     140,653
                ------------------------------------------------
                Total                    $11,198,793 $11,516,110
                ------------------------------------------------

12.Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

     27 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

13.Subsequent Event

Effective April 29, 2004, Class L shares were renamed as Class C shares.

     28 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                 2004/(1)/ 2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year                           $12.62    $12.41    $12.45    $11.96    $13.26
--------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/       0.60      0.62      0.64      0.65      0.65
 Net realized and unrealized
   gain (loss)/(2)/               0.03      0.22     (0.04)     0.50     (1.21)
--------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                       0.63      0.84      0.60      1.15     (0.56)
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income           (0.59)    (0.62)    (0.64)    (0.66)    (0.64)
 In excess of net investment
   income                        (0.01)    (0.01)       --        --        --
 Net realized gains                 --        --        --        --     (0.10)
--------------------------------------------------------------------------------
Total Distributions              (0.60)    (0.63)    (0.64)    (0.66)    (0.74)
--------------------------------------------------------------------------------
Net Asset Value, End of Year    $12.65    $12.62    $12.41    $12.45    $11.96
--------------------------------------------------------------------------------
Total Return                      5.07%     6.84%     4.91%     9.92%    (4.28)%
--------------------------------------------------------------------------------
Net Assets, End of Year
 (millions)                       $189      $178      $168      $152      $136
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                         0.75%     0.74%     0.75%     0.76%     0.74%
 Net investment income/(2)/       4.68      4.89      5.08      5.34      5.26
--------------------------------------------------------------------------------
Portfolio Turnover Rate              7%       11%        6%       18%       21%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.07%. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

     29 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class B Shares                                  2004/(1)/ 2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $12.63    $12.41    $12.45    $11.95    $13.25
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                       0.53      0.55      0.56      0.58      0.59
  Net realized and unrealized gain (loss)/(2)/     0.04      0.23     (0.03)     0.51     (1.22)
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.57      0.78      0.53      1.09     (0.63)
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.53)    (0.55)    (0.57)    (0.59)    (0.57)
  In excess of net investment income              (0.01)    (0.01)       --        --        --
  Net realized gains                                 --        --        --        --     (0.10)
-------------------------------------------------------------------------------------------------
Total Distributions                               (0.54)    (0.56)    (0.57)    (0.59)    (0.67)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $12.66    $12.63    $12.41    $12.45    $11.95
-------------------------------------------------------------------------------------------------
Total Return                                       4.54%     6.35%     4.33%     9.38%    (4.82)%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                  $38       $45       $44       $50       $55
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.28%     1.26%     1.27%     1.29%     1.26%
  Net investment income/(2)/                       4.15      4.37      4.49      4.82      4.74
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               7%       11%        6%       18%       21%
-------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.48%. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

     30 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                                   2004/(1)/ 2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $12.63     $12.41    $12.44    $11.95    $13.25
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                       0.52       0.55      0.56      0.57      0.59
  Net realized and unrealized gain (loss)/(2)/     0.04       0.22     (0.02)     0.50     (1.23)
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.56       0.77      0.54      1.07     (0.64)
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.52)     (0.54)    (0.57)    (0.58)    (0.56)
  In excess of net investment income              (0.01)     (0.01)       --        --        --
  Net realized gains                                 --         --        --        --     (0.10)
--------------------------------------------------------------------------------------------------
Total Distributions                               (0.53)     (0.55)    (0.57)    (0.58)    (0.66)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $12.66     $12.63    $12.41    $12.44    $11.95
--------------------------------------------------------------------------------------------------
Total Return                                       4.48%      6.30%     4.36%     9.24%    (4.86)%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                  $21        $21       $18       $13        $9
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.31%      1.31%     1.32%     1.33%     1.32%
  Net investment income/(2)/                       4.12       4.32      4.49      4.76      4.70
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               7%        11%        6%       18%       21%
--------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.48%. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

     31 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Smith Barney New Jersey Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney New Jersey Municipals Fund Inc. ("Fund") as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                 /s/ KPMG LLP

New York, New York
May 12, 2004

     32 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Directors and Officers

The business and affairs of the Smith Barney New Jersey Municipals Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                         Number of
                                      Term of                           Portfolios
                                    Office* and        Principal          in Fund     Other Board
                        Position(s)   Length         Occupation(s)        Complex     Memberships
Name, Address,           Held with    of Time         During Past       Overseen by     Held by
and Age                    Fund       Served          Five Years         Director      Director
---------------------------------------------------------------------------------------------------
Non-Interested
Directors:

Dwight B. Crane          Director      Since    Professor, Harvard          49           None
Harvard Business School                1988     Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Burt N. Dorsett          Director      Since    President of Dorsett        27           None
The Stratford #702                     1994     McCabe Capital
5601 Turtle Bay Drive                           Management Inc.;
Naples, FL 34108                                Chief Investment
Age 73                                          Officer of Leeb Capital
                                                Management, Inc.
                                                (since 1999)

Elliot S. Jaffe          Director      Since    Chairman of The             27      The Dress Barn,
The Dress Barn, Inc.                   1994     Dress Barn, Inc.                    Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Age 77

Stephen E. Kaufman       Director      Since    Attorney                    55           None
Stephen E. Kaufman PC                  1988
277 Park Avenue
47th Floor
New York, NY 10172
Age 72

Joseph J. McCann         Director      Since    Retired                     27           None
200 Oak Park Place                     1988
Suite One
Pittsburgh, PA 15243
Age 74

Cornelius C. Rose, Jr.   Director      Since    Chief Executive Officer     27           None
Meadowbrook Village                    1994     of Performance
Building 1, Apt. 6                              Learning Systems
West Lebanon, NH 03784
Age 71

     33 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

                                                                           Number of
                                        Term of                           Portfolios     Other
                                      Office* and        Principal          in Fund      Board
                        Position(s)     Length         Occupation(s)        Complex   Memberships
Name, Address,           Held with      of Time         During Past       Overseen by   Held by
and Age                    Fund         Served          Five Years         Director    Director
-------------------------------------------------------------------------------------------------
Interested Director:

R. Jay Gerken, CFA**   Chairman,         Since    Managing Director of        221        None
Citigroup Asset        President and     2002     Citigroup Global
  Management           Chief                      Markets Inc. ("CGM");
  ("CAM")              Executive                  Chairman, President
399 Park Avenue        Officer                    and Chief Executive
4th Floor                                         Officer of Smith Barney
New York, NY 10022                                Fund Management LLC
Age 52                                            ("SBFM"), Travelers
                                                  Investment Adviser,
                                                  Inc. ("TIA") and Citi
                                                  Fund Management Inc.
                                                  ("CFM"); President
                                                  and Chief Executive
                                                  Officer of certain
                                                  mutual funds
                                                  associated with
                                                  Citigroup Inc.
                                                  ("Citigroup");
                                                  Formerly, Portfolio
                                                  Manager of Smith
                                                  Barney Allocation
                                                  Series Inc. (from 1996
                                                  to 2001) and Smith
                                                  Barney Growth and
                                                  Income Fund (from
                                                  1996 to 2000)

Officers:

Andrew B. Shoup        Senior Vice       Since    Director of CAM;            N/A        N/A
CAM                    President and     2003     Senior Vice President
125 Broad Street       Chief                      and Chief
11th Floor             Administrative             Administrative Officer
New York, NY 10004     Officer                    of mutual funds
Age 47                                            associated with
                                                  Citigroup; Treasurer of
                                                  certain mutual funds
                                                  associated with
                                                  Citigroup; Head of
                                                  International Funds
                                                  Administration of CAM
                                                  (from 2001 to 2003);
                                                  Director of Global
                                                  Funds Administration
                                                  of CAM (from 2000 to
                                                  2001); Head of U.S.
                                                  Citibank Funds
                                                  Administration of CAM
                                                  (from 1998 to 2000)

     34 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

                                                                     Number of
                                 Term of                            Portfolios     Other
                               Office* and        Principal           in Fund      Board
                   Position(s)   Length         Occupation(s)         Complex   Memberships
Name, Address,      Held with    of Time         During Past        Overseen by   Held by
and Age               Fund       Served          Five Years          Director    Director
-------------------------------------------------------------------------------------------
Richard L. Peteka  Chief          Since    Director of CGM; Chief       N/A         N/A
CAM                Financial      2002     Financial Officer and
125 Broad Street   Officer and             Treasurer of certain
11th Floor         Treasurer               mutual funds affiliated
New York, NY 10004                         with Citigroup; Director
Age 42                                     and Head of Internal
                                           Control for CAM U.S.
                                           Mutual Fund
                                           Administration (from
                                           1999 to 2002); Vice
                                           President, Head of
                                           Mutual Fund
                                           Administration and
                                           Treasurer at
                                           Oppenheimer Capital
                                           (from 1996 to 1999)

Joseph P. Deane    Vice           Since    Managing Director of         N/A         N/A
CAM                President      1991     CGM; Investment Officer
399 Park Avenue    and                     of SBFM
4th Floor          Investment
New York, NY 10022 Officer
Age 56

David T. Fare***   Vice           Since    Director of CGM;             N/A         N/A
CAM                President      2004     Investment Officer
399 Park Avenue    and                     of SBFM
4th Floor          Investment
New York, NY 10022 Officer
Age 41

Andrew Beagley     Chief Anti-    Since    Director of CGM (since       N/A         N/A
CAM                Money          2002     2000); Director of
399 Park Avenue    Laundering              Compliance, North
4th Floor          Compliance              America, CAM (since
New York, NY 10022 Officer                 2000); Chief Anti-Money
Age 40                                     Laundering Compliance
                                           Officer and Vice
                                           President of certain
                                           mutual funds associated
                                           with Citigroup; Director
                                           of Compliance, Europe,
                                           the Middle East and
                                           Africa, CAM (from 1999
                                           to 2000); Compliance
                                           Officer, Salomon
                                           Brothers Asset
                                           Management Limited,
                                           Smith Barney Global
                                           Capital Management
                                           Inc., Salomon Brothers
                                           Asset Management Asia
                                           Pacific Limited (from
                                           1997 to 1999)

     35 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

                                                                          Number of
                                       Term of                           Portfolios     Other
                                     Office* and        Principal          in Fund      Board
                         Position(s)   Length         Occupation(s)        Complex   Memberships
Name, Address,            Held with    of Time         During Past       Overseen by   Held by
and Age                     Fund       Served          Five Years         Director    Director
------------------------------------------------------------------------------------------------
Kaprel Ozsolak           Controller     Since    Vice President of CGM;      N/A         N/A
CAM                                     2002     Controller of certain
125 Broad Street                                 mutual funds associated
11th Floor                                       with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel        Secretary      Since    Managing Director and       N/A         N/A
CAM                      and Chief      2003     General Counsel of
300 First Stamford Place Legal                   Global Mutual Funds for
4th Floor                Officer                 CAM and its predecessor
Stamford, CT 06902                               (since 1994); Secretary
Age 48                                           of CFM (from 2001 to
                                                 2004); Secretary and
                                                 Chief Legal Officer of
                                                 mutual funds associated
                                                 with Citigroup

--------
* Each Director and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
*** As of April 29, 2004.

 TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2004, 98.87% of the dividends paid by the Fund from net investment income were tax-exempt for regular Federal income tax and New Jersey state income tax purposes.

     36 Smith Barney New Jersey Municipals Fund Inc. | 2004 Annual Report

                                 SMITH BARNEY
                        NEW JERSEY MUNICIPALS FUND INC.



DIRECTORS                 OFFICERS (continued)
Dwight B. Crane           Kaprel Ozsolak
Burt N. Dorsett           Controller
R. Jay Gerken, CFA
 Chairman                 Robert I. Frenkel
Elliot S. Jaffe           Secretary and
Stephen E. Kaufman        Chief Legal Officer
Joseph J. McCann
Cornelius C. Rose, Jr.    INVESTMENT ADVISER
                          AND ADMINISTRATOR
OFFICERS                  Smith Barney Fund
R. Jay Gerken, CFA         Management LLC
President and Chief
Executive Officer         DISTRIBUTOR
                          Citigroup Global Markets Inc.
Andrew B. Shoup
Senior Vice President and CUSTODIAN
Chief Administrative      State Street Bank and
Officer                    Trust Company

Richard L. Peteka         TRANSFER AGENT
Chief Financial Officer   Citicorp Trust Bank, fsb.
and Treasurer             125 Broad Street, 11th Floor
                          New York, New York 10004
Joseph P. Deane
Vice President and        SUB-TRANSFER AGENT
Investment Officer        PFPC Inc.
                          P.O. Box 9699
David T. Fare*            Providence, Rhode Island
Vice President and        02940-9699
Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering Compliance
Officer

 * As of April 29, 2004.

  Smith Barney New Jersey Municipals Fund Inc.








  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010 and by visiting the SEC's web site at www.sec.gov.


  This report is submitted for the general information of the shareholders of Smith Barney New Jersey Municipals Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

  SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  This document must be preceded or accompanied by a free prospectus. Investors should consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

  www.smithbarneymutualfunds.com


 (C)2004 Citigroup Global Markets Inc.
 Member NASD, SIPC

 FD0370 5/04                                                             04-6645

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Dwight B. Crane, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees for Smith Barney New Jersey Municipals Fund Inc. were $23,800 and $22,500 for the years ended 3/31/04 and 3/31/03.

         (b) Audit-Related Fees for Smith Barney New Jersey Municipals Fund Inc. were $0 and $0 for the years ended 3/31/04 and 3/31/03.

         (c) Tax Fees for Smith Barney New Jersey Municipals Fund Inc. were $2,200 and $2,200 for the years ended 3/31/04 and 3/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney New Jersey Municipals Fund Inc.

         (d) There were no all other fees for Smith Barney New Jersey Municipals Fund Inc. for the years ended 3/31/04 and 3/31/03.

         (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

             The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

             The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

             Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
             (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (f) N/A

         (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

         (h) Yes. The Smith Barney New Jersey Municipals Fund Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney New Jersey Municipals Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
             Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a) Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b) Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney New Jersey Municipals Fund Inc.

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Smith Barney New Jersey Municipals Fund Inc.

Date: June 4, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Smith Barney New Jersey Municipals Fund Inc.

Date: June 4, 2004

By:   /s/ Richard L. Peteka
      Richard L. Peteka
      Chief Financial Officer of
      Smith Barney New Jersey Municipals Fund Inc.

Date: June 4, 2004